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                                                                  EXHIBIT 10.113



                      EXTENSION LETTER FOR PROMISSORY NOTES
                          DATED AS OF DECEMBER 31, 1998


         This Extension Letter hereby amends that certain Promissory Note dated as of July 31, 1997 for $20,800.00, by and between American Artists Film Corporation (therein called "Obligor") and J. Eric Van Atta, (therein called "Holder") and extends the due date of said Promissory Note for a period of 365 days with all principal and any accrued but unpaid interest due on or before December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has caused this Extension Letter to be duly executed under the seal on the date and year first above written.

                                         "OBLIGOR"



                                         By:     /s/ ROBERT MARTINEZ
                                           ------------------------------------
                                           American Artists Film Corporation
                                           1245 Fowler St., N.W.
                                           Atlanta, Georgia 30318

"HOLDER"



    /s/ J. ERIC VAN ATTA
------------------------------------
       J. Eric Van Atta